Exhibit 99.1

 NYSE MKT: BTX  Rodman & Renshaw16th Annual GlobalInvestment ConferenceSeptember 10, 2014

 Safe Harbor Statement  *  The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

Investment Highlights

The Technology Leader in Regenerative Medicine

- Poised to commercialize one of the largest revolutions in medicine
- Targeting large markets in degenerative diseases ($billion markets)
- Multiple clinical milestones in 2H2014
- Balance of near-term and longer-term products in development
- Leader in core pluripotent stem cell technology with >600 patents/ patent applications worldwide
- No approval pathway for generics or biosimilars to our cell therapies



Orthopedics
Arthritis
IVD disease
Tendon repair
Oncolology
Lung Cancer
Hematology
Immunotherapy
Neurology
Spinal cord injury
Stroke
Parkinsons
Cardiology
Heart failure
Ischemia
Hypertension
Ectoderm
Mesoderm
Endoderm
Ophthalmology
Macular degeneration
Endocrinology
Diabetes
Obesity
Pluripotent Stem Cells

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Advent of Regenerative Medicine

BIOTIME

Biotech revolutions often take 15-20 years from conception to commercialization

Recombinant DNA



Advent: 1974: Gene cloning technology developed
Hurdle: 1976: moratorium on rDNA research
Launch: 1989: EPO is first billion dollar product

- 2014: products using rDNA technology are ubiquitous
- >140 clinical trials
- $75bn current global market

Monoclonal Antibodies



Advent: 1975: Hybridoma technology developed
Hurdle: HAMA response
Launch: 1997: Rituximab is first billion-dollar product

- 2014: 8 of the 20 best-selling biotechnology drugs are therapeutic monoclonal antibodies
- >200 clinical trials
- $44bn current global market

Regenerative Medicine



Advent: 1998: Isolation of pluripotent stem cells
Hurdle: 2001: U.S. federal funding restriction (reversed in 2009)

- 2010: First-in-human trial of OPC1
- Future: First billion-dollar product

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 Value of the Pluripotent Platform  *  Cell therapy: In growth phase – potentially long lifespan due to lack of regulatory pathway for generics or biosimilars

Targeting High Medical Need

VAC2 – *Cancer, telomerase immunotherapy*

- $38B economic impact of non-small-cell lung cancer in the U.S
- Targeted by Asterias Biotherapeutics (BioTime owns 70.6%)

OPC1 – *Spinal cord injury, oligodendrocytes*

- $20B annual economic impact of spinal cord injury in the U.S.
- Developed by Asterias Biotherapeutics (BioTime owns 70.6%)

OpRegen – *Dry AMD, retinal pigment epithelial cells*

- >$5B annual spend on drug therapies for wet AMD
- Cell Cure Neurosciences (BioTime owns 62.5%)

PanC-Dx – *Cancer diagnostic, breast, lung, bladder CA*

- $7B annual cost of mammography in the US
- Targeted by OncoCyte (BioTime owns 75.3%)

Renevia – *HyStem, device for lipoatrophy*

- >3M HIV+ patients with lipoatrophy
- *Renevia* developed by BioTime (owns 100%)

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Recent Milestones

BIOTIME

- 3Q14: FDA clearance to initiate Phase 1/2a clinical trial of *OPC1* for complete cervical spinal cord injury
- 3Q14: ASTY becomes first publicly-traded subsidiary of BioTime
- 3Q14: FDA premarket notification clearance for *Premvia*™
- 3Q14: OncoCyte initiates large multi-site clinical trial for *PanC-Dx* ™ bladder cancer diagnostic
- 2Q14: ASTY awarded $14.3MM research grant from CIRM to fund Phase 1/2a clinical trial of *OPC1*
- 2Q14: OncoCyte partners with Weill Cornell for expanded lung cancer diagnostic clinical study
- 2Q14: ASTY presents *OPC1* Phase 1 clinical data at ASGCT scientific meeting
- 2Q14: ASTY raises $13MM through sales of equity
- 1H14: BTX raises $10MM through sales of equity

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Rapid Cadence of Milestones

BIOTIME

- 2H14: ASTY anticipates completing negotiations for partnership to fund Phase 1/2a of *VAC2* development
- 2H14: Cell Cure Neurosciences files *OpRegen*® IND with FDA
- Late 2014: Three clinical trials for OncoCyte's *PanC-Dx* ™ (bladder, breast, and lung cancers) expected to be completed
- 4Q14: *Renevia*™ pivotal clinical trial
- 4Q14-2Q15: results of OncoCyte's three *PanC-Dx* ™ trials expected to be published in peer-reviewed journals and presented at major scientific meetings
- 1Q15: *OPC1* clinical trial patient enrollment expected to begin
- Mid-2015: Potential *PanC-Dx* ™ commercialization
- Late 2015: Potential *Renevia*™ commercialization

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 Major Therapeutics  *  OPC1  Potential patients in U.S.  Research  Preclinical  Phase 1  Phase 2  Spinal cord injury  12,000/year          Multiple sclerosis  180,000 prevalence          Stroke  800,000/year          VAC1            Prostate cancer  240,000/year          AML  12,000/year          VAC2            Lung cancer            OpRegen            Dry AMD  7.3 million prevalence

 OPC1 & VAC2  *  Developing Breakthrough Technologies for Regenerative MedicinePedro Lichtinger, CEOFormer CEO Optimer Pharmaceuticals, and President of Pfizer’s Global Primary Care Unit  *

OPC1 – Unmet Medical Needs

BIOTIME

The First hESC-Derived Product in the Clinic

ASTERIAS BIOTHERAPEUTICS

AST-OPC1

- Safe and feasible in world's first clinical trial of human embryonic stem cell-derived therapy
- Extensive data in non-clinical animal studies demonstrates:
  - -- Engraftment periods of > 1 year
  - -- Extensive cavity filling and myelination
  - -- Improved locomotor function
  - -- No observed toxicity, immunogenicity
- Cleared to enter Phase1/2a study in target population for initial commercial indication (complete cervical SCI)
- Follow-on opportunities in MS, Stroke, other neurodegenerative diseases



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OPC1 – Phase 1/2a Clinical Trial

BIOTIME

Indication: ***OPC1 is a cryopreserved cell product containing human embryonic stem cell (hESC) derived oligodendrocyte progenitor cells (OPCs) for the treatment of subacute spinal cord injury (SCI). OPC1 has three reparative functions (production of neurotrophic factors, induction of remyelination, & induction of vascularization) that promote tissue repair & return of function in the injured spinal cord.***

- **Multicenter, open-label, dose escalation trial**
- **Three consecutive dose cohorts, 13 total subjects**
- **Treatment effect measured at 6 and 12 months**
- **Primary endpoint:**
  - **Safety with respect to: *OPC1*, the surgical procedure for administration, and the transient immunosuppression**
- **Secondary endpoint:**
  - **Neurological function as measured by upper extremity motor scores and motor level in the cervical spinal cord**
- **3-4 sites in the United States**
- **Duration (enrollment and follow up): About 36 months**

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 *  OPC1 Opportunity: SC Injury

VAC2 - Proof of Concept

BIOTIME

ASTERIAS BIOTHERAPEUTICS

Telomerase is expressed in ~95% of cancer types
VAC1 was safe and stimulated anti-telomerase immune responses in two clinical trials with improved or stabilized biomarkers

	Phase 1: prostate cancer Duke J. Immunol 2005, 174:3798	Phase 2: acute myelogenous leukemia Multi-center Khoury ASH 2010
Patients treated	20	21
Tolerability	Excellent	Excellent
Patients immunized against telomerase	95%	55%
Laboratory & clinical impact	• Highly significant increase in PSA doubling times • Clearance of circulating immune complexes	• Significant increase in 12-month DFS in high-risk group (N=11) compared to published historical controls

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 VAC2 – Unmet Medical Needs  *  Advantages of VAC2 Platform

 *  1 Source: Cancer Research Technologies2 Source: National Institutes of Health3 Source: Decision Resources  VAC2 Opportunity: NSC lung cancer

 OpRegen  *  Advancing Medicine Through Stem Cell TherapiesCharles Irving, Ph.D., CEO  *

 OpRegen® – Unmet Medical Needs  *  Current wet AMD market estimated at > $5B  7.3 million have early stage dry AMD in US (10x wet form)Any effective treatment expected to achieve blockbuster salesOpRegen® – Suspension of retinal pigment epithelial (RPE) cells for dry age-related macular degeneration (AMD) OpRegen® Plus – Matrix bound RPE cells for dry AMDPartnered with TEVA  http://www.amd-therapy.de/en/investment/market-and-competition

 *  Indication: OpRegen® is a suspension of allogeneic human retinal pigment epithelium (RPE) cells intended to replace diseased or missing RPE cells in patients with geographic atrophy, the severe stage of dry form age-related macular degeneration. OpRegen® is intended to be transplantated subretinally using existing surgical skills.   • Dose escalation safety trial • 15 patients divided into three cohorts each of three legally blind patients, followed by a fourth cohort of six patients with better vision that will receive the maximum dose. All patients will be followed up for 12 months post-transplantation. • Primary endpoint: Safety and tolerability of OpRegen®• Secondary endpoint: Measure of the ability of OpRegen® cells to engraft, survive, and moderate disease progression • Single site – Hadassah Medical Center, Jerusalem • Duration (enrollment and initial follow up): 23-26 months  OpRegen® – Phase I/IIa Clinical Trial

 OpRegen Opportunity: Dry AMD  *  1 Source: http://www.amd-therapy.de/en/investment/market-and-competition

 Device & Diagnostic Pipeline  *  Partner  Platform  Pre-Clinical  Design control /IND enabling  Clinical development  Clinical development  Clinical development  Regulatory Pathway  Platform  Pre-Clinical  Design control /IND enabling  Safety  Efficacy  Pivotal  Regulatory Pathway  HyStem®Renevia            CE Mark as a medical device  HyStem®ReGlyde      N/A  N/A  N/A  510 (k) device  HyStem®Premvia            Cleared Class II device August 2014                Indication  Research  Development  Clinical Validation  Clinical Validation  Clinical Validation  Commercialization  Breast      Clinical Studies in Progress  Clinical Studies in Progress  Clinical Studies in Progress    Bladder      Clinical Studies in Progress  Clinical Studies in Progress  Clinical Studies in Progress    Lung      Clinical Studies in Progress  Clinical Studies in Progress  Clinical Studies in Progress    Injectable for the treatment of lipoatrophies  Wound Management  Protection following surgery  Screening/Recurrence Setting  Screening/Recurrence Setting  High Risk Screening  Pivotal

 HyStem - Unmet Medical Needs  *  Polymerizes safely in vivo   Stays as liquid for ~ 20 minutes  Supports cells including adipocytes in 3-D  Cast Hydrogel  Cells in Sponge  Injectable  Multiple Formulations  Durable Films  3-D Lattices  Heparin-mediated Slow Release

 Renevia - Medical Need  *  Based on animal studies ReneviaTM is expected to have numerous applications in the stable engraftment of CNS, heart, osteochondral, liver, adipose, and other cell types.BioTime initially is seeking a CE mark to apply the technology to HIV-associated lipoatrophy using autologous ASF cells.An estimated 33M people worldwide have HIVAn estimated 35% of patients on ARV therapy have lipoatrophyA greater number of people in the US have age-related lipoatrophy  Age-Related Lipoatrophy

 *  Indication: Renevia™ is a resorbable matrix to be used for the delivery of autologous adipose derived cells for the treatment of HIV-related facial lipoatrophy. Renevia™ serves as a temporary 3-dimentional matrix in which the implanted cells can attach, proliferate and differentiate into adipocytes.   • Multicenter, randomized, controlled, single blind, trial • Treated vs. delayed treatment control, 25 - 45 subjects in each group with treatment effect measured a 1, 3, and 6 months • Primary endpoint: Increase in skin thickness as measured by ultrasound at 6 months • Secondary endpoint: Mid-face volume deficit score, Global Aesthetic Improvement Score • Two sites in Palma de Mallorca, Spain • Duration (enrollment and follow up): 18 - 24 months  ReneviaTM – Pivotal Clinical Trial

 2014 Milestones – HyStem  *  Initiation of Renevia™ pivotal clinical trial510(k) clearance for Premvia™2014-15 file 510(k) application for ReGlyde™

 *  1 Source: AIDS Care Vol. 21, No. 5, May 2009, 664-671  Renevia Opportunity: Lipoatrophy

 PanC-Dx  *  Advanced Noninvasive Cancer DiagnosticsJoseph Wagner, Ph.D., CEO  *

PanC-Dx – Cancer Diagnostics

- Novel products for the diagnosis and treatment of cancer in order to improve both the quality and length of cancer patients' lives
  - Internally developed cancer gene discovery platform
  - Platform based on extensive microarray dataset
  - Market discovery principle based on similarity between embryonic development and cancer
  - Scores of potential targets identified
  - Multiple product opportunities
- Develop and market low-cost molecular diagnostic tests for major types of cancer

PanC-DX™	Potential market size	Status	Results expected
Breast cancer	$2.5 billion	Clinical study underway	Late 2014
Bladder cancer	$500 million	Clinical study underway	Late 2014
Lung cancer	$525 million	Clinical study underway	Late 2014

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*  Proposed Use: The PanC-Dx™ breast cancer diagnostic is a multi-analyte, blood-based test designed to i) detect presence of malignancy in otherwise asymptomatic patients, and ii) detect recurrence of disease in patients with a past history of breast cancer   • Single multicenter cohort-design study • Up to 800 patients will be enrolled at time of diagnostic mammography (including 200 cancer-positive) • Primary endpoint: Correlation of biomarkers with BI-RADS score • Secondary endpoint: Correlation of biomarkers with pathology • Currently enrolling at Scottsdale Medical Imaging • Anticipated completion: late 2014  PanC-Dx – Breast Cancer Study

 *  Proposed Use: The PanC-Dx™ bladder cancer diagnostic is a multi-analyte, urine-based test designed to detect i) recurrence of disease in patients with a past history of bladder cancer, and ii) presence of bladder cancer in patients presenting with hematuria   • Two multicenter cohort-design studies • Up to 1100 patients will be enrolled at time of cystoscopy (including at least 150 cancer-positive) • Primary endpoint: Correlation of biomarkers with cystoscopy and cytology results • Secondary endpoint: Correlation of biomarkers with pathology • First study underway in US; sites currently being selected for second study • Anticipated completion first study: late 2014 • Anticipated completion second study: mid 2015  PanC-Dx – Bladder Cancer Study

 *  Proposed Use: The PanC-Dx™ lung cancer diagnostic is a multi-analyte, blood-based test designed to distinguish benign from malignant nodules in high-risk patients undergoing surveillance low-dose CT   • Two cohort-design studies at 7 total sites • Approximately 730 patients have been enrolled to date (including over 300 cancer positive) • Primary endpoint: Correlation of biomarkers with pathology • Secondary endpoint: Correlation of biomarkers with stage, tumor type • Studies being conducted in collaboration with the Wistar Institute and Weill Cornell Medical College • Anticipated completion both studies: mid 2014   PanC-Dx – Lung Cancer Study

 PanC-DX™ - Opportunity #1: Breast CA  *  Blood-based screening diagnostic measures sera protein biomarkers using ELISA. Clinical study underway & in discussions with additional sites

 PanC-DX™ - Opportunity #2: Bladder CA  *  Urine-based multiplex PCR recurrence diagnostic test. Ongoing patient studies in U.S. & China with additional sites to be selected

 PanC-DX™ - Opportunity #3: Lung CA  *  Blood-based lung cancer screen for high-risk populationMulti-center study underway with high interest from KOLs

 BioTime (NYSE Market: BTX)  *  $24.8 MM available: ~$8.5 MM available in cash plus $16.3 MM in registered BTX shares held by subsidiaries that are available for sale (as of September 5, 2014)No debt  Revenues of $1.1 MM and $2.2 MM during the three and six months ended June 30, 2014, respectivelyBTX market cap approx. $223 MM, owns 72% of ASTY (market cap approx $191 MM (as of September 5, 2014)  Long-term investors hold approx. 40% of BTX stock  Strong Board, Management, and Financial Structure  Key Statistics:

 Long-Term Value Creation Strategy    BioTime  Traditional Biotech  Potential to be the overall leader in the next generation of biotech?  YES  NO  Broad technology base with many product opportunities?  YES  NO  Products not easily vulnerable to generic or biosimilar competition?  YES  NO  Broad IP portfolio?  YES  NO  Spinoff technologies with near-term market potential?  YES  NO  Frugal spending history?  YES  NO  History of funding programs partially through non-dilutive research grants?  YES  NO  Not primarily a binary bet on a single product in clinical trials?  YES  NO  *

 BioTime – Investment Opportunity  *  Positioned as the technology leader in the coming regenerative medicine revolution